UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: December 18, 2007


                           CHINA SHUANGJI CEMENT, LTD.
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        (Exact Name of small business issuer as specified in its charter)

            Delaware                000-52440               95-3542340
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   (State of Incorporation)   (Commission File No.)   (IRS Employer ID Number)

 c/o United Corporate Services, Inc., 874 Walker Road, Suite C, Dover, DE 19904
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                    (Address of principal executive offices)

                                 (914) 949-9188
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              (Registrant's telephone number, including area code)

                                       n/a
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ))

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SUMMARY

Item 4.01  Changes in Registrant's Certifying Accountants

On December 12, 2007, Danziger Hochman Partners LLP was appointed as the independent registered public accounting firm ("Danziger Hochman" or "auditors") for China Shunagji Cement Ltd. (the "Company"). The firm of Stan J.H. Lee, Certified Public Accountant ("Stan J. H. Lee"), the Company's independent registered public accounting firm for the two most recent fiscal years, has voluntarily resigned.

The decision to appoint Danziger Hochman as auditors was approved by the Board of Directors of the Company on December 12, 2007.

The audit reports of Stan J. H. Lee on the financial statements of the Company for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and through December 12, 2007, there were no disagreements between the Company and Stan J. H. Lee on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stan J. H. Lee, would have caused Stan J. H. Lee to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

During the fiscal years ended December 31, 2005, 2006 and through December 12, 2007, the Company did not consult with Danziger Hochman on: (i) the application of accounting principles to a specified transaction, either complete or contemplated; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Danziger Hochman concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or event, as those terms are defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.

During the fiscal years ended December 31, 2005, 2006 and through December 12, 2007, the Company did not consult with Danziger Hochman on any other matters or events set forth in Item 304(a)(2)(i) and Item 304(a)(2)(ii) of Regulation S-B.

The Company provided a copy of the foregoing disclosures to Stan J. H. Lee prior to the date of the filing of this report and requested that Stan J. H. Lee furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

16.1 Letter addressed to the Securities and Exchange Commission from Stan J. H. Lee dated December 14, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

China Shuangji Cement Ltd.

By:   /s/ Gopal Sahota
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      Gopal Sahota
      Director

Date: December 18, 2007